Exhibit 99.1

2008/2009 Fall Leasing Update

Wholly-owned Portfolio Leases

	Current Leases [1]	% of Rentable Beds	Prior Year [2]	Prior Year % of Rentable Beds	Rentable Beds [3]	Total Design Beds
Leases						
The Callaway House-College Station, TX	547	103.8%	546	103.6%	527	538
Royal Lexington-Lexington, KY	364	100.0%	343	94.2%	364	364
Callaway Villas-College Station, TX [7]	689	99.7%	687	99.4%	691	704
Northgate Lakes-Oviedo, FL	706	99.4%	697	98.2%	710	710
The Village at Blacksburg-Blacksburg, VA	1,042	99.4%	1,042	99.4%	1,048	1,056
The Outpost San Antonio-San Antonio, TX	823	99.4%	822	99.3%	828	828
The Village at Science Drive-Orlando, FL	718	99.3%	713	98.6%	723	732
The Outpost San Marcos-San Marcos, TX	482	99.2%	479	98.6%	486	486
Cityparc at Fry Street-Denton, TX	405	99.0%	406	99.3%	409	418
University Club Tallahassee-Tallahasse, FL [4]	726	98.9%	728	99.2%	734	736
Aggie Station-Bryan, TX	445	98.9%	448	99.6%	450	450
University Village-Temple-Philadelphia, PA	718	98.8%	724	99.6%	727	749
Raider's Pass-Lubbock, TX	812	98.7%	809	98.3%	823	828
The Village at Alafaya Club-Orlando, FL	816	98.4%	819	98.8%	829	839
University Club Gainesville-Gainesville, FL	370	98.4%	372	98.9%	376	376
Entrada Real-Tucson, AZ	356	98.1%	358	98.6%	363	363
University Village at Boulder Creek-Boulder, CO	293	98.0%	293	98.0%	299	309
Royal Village Gainesville-Gainesville, FL	438	98.0%	437	97.8%	447	448
University Village-Fresno-Fresno, CA	387	98.0%	330	83.5%	395	406
Raider's Crossing-Murfreesboro, TN	270	97.8%	273	98.9%	276	276
Royal Tallahassee-Tallahasse, FL [5]	694	97.2%	701	98.2%	714	716
Villas on Apache-Tempe, AZ	277	96.9%	284	99.3%	286	288
The Woods at Greenland-Murfreesboro, TN	267	96.7%	270	97.8%	276	276
The Estates-Gainesville, FL	962	93.6%	1,017	98.9%	1,028	1,044
College Club Tallahassee-Tallahasse, FL [6]	503	93.3%	525	97.4%	539	544
University Centre - Newark-Newark, NJ [7]	755	92.1%	606	73.9%	820	838
River Walk Townhomes-Athens, GA	305	91.0%	331	98.8%	335	336
University Village at Sweethome-Amherst, NY	716	87.9%	815	100.0%	815	828
River Club Apartments-Athens, GA	688	87.6%	766	97.6%	785	792
Same Store Properties Subtotal (Excluding 2007 Acquisitions	**16,574**	**96.9%**	**16,641**	**97.3%**	**17,103**	**17,278**

(1) As of Sept 19, 2008.
(2) Based on occupancy information reported in the Q3-07 analyst package adjusted to exclude beds needed for on-site staff.
(3) Rentable Beds exclude beds needed for on-site staff.
(4) For lease administration purposes, University Club Tallahassee and The Grove at University Club are reported combined.
(5) Formerly known as Royal Tallahassee. For lease administration purposes, Royal Oaks, Royal Pavilion, and Royal Village are reported combined.
(6) For lease administration purposes, College Club Tallahassee and The Greens at College Club are reported combined.
(7) The total leases include additional signed Fall 08 Leases that begin after 9/19/08 but before 10/1/08.

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2008/2009 Fall Leasing Update, continued

Wholly-owned Portfolio Leases

2007 Acquisitions	Current Leases [1]	% of Rentable Beds	Prior Year [2]	Prior Year % of Rentable Beds	Rentable Beds [3]	Total Design Beds
Leases						
Olde Towne University Square- Toledo, OH	545	99.5%	534	97.4%	548	550
The Village on Sixth-Huntington, WV	717	96.0%	497	66.5%	747	752
Peninsular Place-Ypsilanti, MI	414	88.5%	412	88.0%	468	478
Newtown Crossing-Lexington, KY	817	86.7%	822	87.3%	942	942
2007 Acquisitions Subtotal	**2,493**	**92.2%**	**2,265**	**83.7%**	**2,705**	**2,722**
Same Store Total	**19,067**	**96.3%**	**18,906**	**95.4%**	**19,808**	**20,000**

2008 Acquisitions (Excluding GMH)	Current Leases [1]	% of Rentable Beds	Prior Year [2]	Prior Year % of Rentable Beds	Rentable Beds [2]	Total Design Beds
Leases						
Sunnyside Commons-Morgantown, WV	157	98.1%	n/a	n/a	160	161
Pirates Place-Greenville, NC	475	90.0%	n/a	n/a	528	528
2008 Acquisitions Total (Excluding GMH)	**632**	**91.9%**	**n/a**	**n/a**	**688**	**689**

Wholly-owned Developments	Current Leases [1]	% of Rentable Beds	Prior Year [2]	Prior Year % of Rentable Beds	Rentable Beds [2]	Total Design Beds
Leases						
Vista del Sol (ACE™)-Tempe, AZ	1,835	99.9%	n/a	n/a	1,836	1,866
Villas at Chestnut Ridge-Amherst, NY	537	98.9%	n/a	n/a	543	552
Wholly-owned Developments Subtotal	**2,372**	**99.7%**	**n/a**	**n/a**	**2,379**	**2,418**

	Current Leases [1]	% of Rentable Beds	Prior Year [2]	Prior Year % of Rentable Beds [4]	Rentable Beds [2]	Total Design Beds
Wholly-owned Properties Total (Excluding GMH)	**22,071**	**96.5%**	**18,906**	**95.4%**	**22,875**	**23,107**

(1) As of Sept. 19, 2008.

(2) Based on occupancy information reported in the Q3-07 analyst package adjusted to exclude beds needed for on-site staff.

(3) Rentable Beds exclude beds needed for on-site staff and/or model units.

(4) The prior year rentable beds percentage was calculated by removing the rentable beds for the 2008 Acquisitions Excluding GMH and the Wholly-owned Developments because no 2007 prior year leasing information is available.

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2008/2009 Fall Leasing Update, continued

Wholly-owned GMH Portfolio Acquisition Leases

	Current Leases [1]	% of Rentable Beds	Prior Year	% of Rentable Beds	Rentable Beds [2]	Total Design Beds
Leases						
Stonegate-Harrisonburg, VA	666	99.9%	n/a	n/a	667	672
Aztec Corner -San Diego, CA	602	99.3%	n/a	n/a	606	606
Southview-Harrisonburg, VA	952	99.3%	n/a	n/a	959	960
University Mills-Cedar Falls, IA	470	98.9%	n/a	n/a	475	481
University Trails-Lubbock, TX	669	98.7%	n/a	n/a	678	684
The Commons -Harrisonburg, VA	515	98.3%	n/a	n/a	524	528
University Crossing-Philadelphia, PA [3]	986	98.1%	n/a	n/a	1,005	1,026
Campus Trails -Starkville, MS	462	98.1%	n/a	n/a	471	480
University Pointe-Lubbock, TX	648	96.6%	n/a	n/a	671	682
Tower at 3rd -Champaign, IL	277	96.5%	n/a	n/a	287	295
University Pines-Statesboro, GA	524	96.0%	n/a	n/a	546	552
Riverside Estates -Cayce, SC	661	95.4%	n/a	n/a	693	700
Abbott Place -East Lansing, MI	606	95.1%	n/a	n/a	637	654
Campus Way-Tuscaloosa, AL	638	94.4%	n/a	n/a	676	684
Lakeside-Athens, GA	718	94.1%	n/a	n/a	763	776
Brookstone Village-Wilmington, NC	217	93.5%	n/a	n/a	232	238
Campus Ridge-Johnson City, TN	485	92.7%	n/a	n/a	523	528
Willowtree Apartments & Towers-Ann Arbor, MI	775	91.9%	n/a	n/a	843	851
Campus Walk - Wilmington-Wilmington, NC	260	91.5%	n/a	n/a	284	290
University Village - Sacramento-Sacramento, CA	349	91.1%	n/a	n/a	383	394
Campus Club - Statesboro-Statesboro, GA	885	90.8%	n/a	n/a	975	984
The Club -Athens, GA	426	90.6%	n/a	n/a	470	480
Jacob Heights/Summit-Mankato, MN	827	90.1%	n/a	n/a	918	930
University Manor-Greenville, NC	529	89.7%	n/a	n/a	590	600
Cambridge at Southern-Statesboro, GA	499	89.4%	n/a	n/a	558	564
GrandMarc - Seven Corners-Minneapolis, MN	380	88.2%	n/a	n/a	431	440
Pegasus Connection-Orlando, FL	801	87.3%	n/a	n/a	918	930
University Meadows-Mt. Pleasant, MI	512	84.1%	n/a	n/a	609	616
Campus Corner -Bloomington, IN	620	80.1%	n/a	n/a	774	800
University Place-Charlottesville, VA	389	76.9%	n/a	n/a	506	528
University Gables-Murfreesboro, TN	477	74.8%	n/a	n/a	638	648
Pirates Cove-Greenville, NC	773	74.5%	n/a	n/a	1,038	1,056
Hawks Landing-Oxford, OH	350	73.5%	n/a	n/a	476	484
The Enclave I-Bowling Green, OH	306	64.4%	n/a	n/a	475	480
The Highlands-Reno, NV [3]	447	62.7%	n/a	n/a	713	732
The Centre - Kalamazoo-Kalamazoo, MI	378	55.2%	n/a	n/a	685	700
Campus Walk - Oxford-Oxford, MS	234	54.8%	n/a	n/a	427	432
GMH Acquisition Total	**20,313**	**87.8%**	**n/a**	**n/a**	**23,124**	**23,485**

(1) As of September 19, 2008.

(2) Rentable Beds exclude beds needed for on-site staff.

(3) The total leases include additional signed Fall 08 Leases that begin after 9/19/08 but before 10/1/08.

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